FINANCIAL ASSETS AT FAIR VALUE	9 Months Ended
Sep. 30, 2025
FINANCIAL ASSETS AT FAIR VALUE

NOTE 3 – FINANCIAL ASSETS AT FAIR VALUE

Financial assets not measured at fair value includes cash and cash equivalents, loans to others, trade and other receivables and trade payables. Due to their short-term nature, the carrying value of cash and cash equivalents, loans to others, trade and other receivables, and trade payables approximates their fair value.

The reconciliation of the opening and closing fair value balance of financial instruments is provided below:

Financial assets at fair value	Level 1
USD in thousand
January 1, 2024	-
Purchases	-
Disposals	-
Gain (loss)	-
December 31, 2025	-

Purchases	24,605
Disposals	-
Gain (loss)	-
September 30, 2025	24,605

General objectives, policies and processes

The Company’s investment strategy regarding its financial assets is the preservation of capital; the Company does not invest for trading or speculative purposes. The Company holds level 1 short-term investments with yields ranging between 3.70% to 4.35%

Other market price risk

The Company is exposed to price risks of shares, certificate of participation in mutual fund and bonds, which are classified as financial assets carried at fair value through profit or loss. The effect of a 10% increase in the value of the portfolio securities investment held at the reporting date would, if all other variables held constant, have resulted in an increase in the fair value through profit or loss and net assets of $2,460. A 10% decrease in their value would, on the same basis, have decreased the fair value through other profit or loss reserve and net assets by the same amount.

A2Z CUST2MATE SOLUTIONS CORP.

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

(Unaudited)

(Expressed in Thousands of US Dollars, except per share data)